UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Gulf Resources, Inc. (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GULF RESOURCES, INC.

Level 11, Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong Province 262700

The People’s Republic of China

___________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on November 30, 2021

___________________________

TO THE STOCKHOLDERS OF Gulf Resources, Inc.:

The Annual Meeting of the stockholders of Gulf Resources, Inc., a Nevada corporation (“Company”), will be held on November 30, 2021, at 10:00 a.m. (local time), at the company’s headquarters located at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province 262700, the People’s Republic of China, for the following purposes:

1.	To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Shengwei Ma, Yang Zou, Shi Tong Jiang and Tengfei Zhang, to hold office for a one-year term or until their successors are elected and qualified;
2.	To ratify the appointment of WWC, P.C. Certified Public Accountants, independent public accountants, as the auditor of the Company for the fiscal year 2021;

3	To amend the Company’s 2019 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 900,000 shares; and

4	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Stockholders of record of the Company’s Common Stock at the close of business on September 30, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

All stockholders are cordially invited to attend the meeting.  Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the Notice of Availability of Proxy Materials to vote on the Internet.  Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.  If you received this proxy statement in the mail, a return envelope is enclosed for your convenience.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE VOTE ON THE INTERNET. IF THIS PROXY STATEMENT WAS MAILED TO YOU, COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. YOU MAY ALSO ATTEND THE MEETING TO VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Ming Yang

Ming Yang

Chairman of the Board of Directors

Dated: October 1, 2021

GULF RESOURCES, INC.

Level 11, Vegetable Building, Industrial Park of the East City,

Shouguang City, Shandong Province 262700

The People’s Republic of China

___________________________

PROXY STATEMENT

for

Annual Meeting of Stockholders

to be held on November 30, 2021

___________________________

INTRODUCTION

Your proxy is solicited by the Board of Directors of Gulf Resources, Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”),  for use at the Annual Meeting of Stockholders to be held on November 30, 2021, at 10:00 a.m. (local time) Beijing Standard Time (9:00 p.m. Eastern Standard Time, November 29, 2021) (the “Annual Meeting”), at the company’s headquarters located at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province 262700, the People’s Republic of China, for the following purposes:

1.	To elect seven directors, consisting of Ming Yang, Xiaobin Liu, Naihui Miao, Shengwei Ma, Yang Zou, Shi Tong Jiang and Tengfei Zhang, to hold office for a one-year term or until their successors are elected and qualified;

2.	To ratify the appointment of WWC, P.C. Certified Public Accountants, independent public accountants, as the auditor of the Company for the fiscal year 2021;

3	To amend the Company’s 2019 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 900,000 shares; and

4	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

The Board of Directors set September 30, 2021 as the record date (the “Record Date”) to determine those holders of common stock of the Company (the “Common Stock”), who are entitled to notice of, and to vote at, the Annual Meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company’s office at Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province 262700, the People’s Republic of China.

On or about , 2021, the Company shall mail to all stockholders of record, as of the Record Date, a Notice of Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents.

GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 10,469,477 shares of Common Stock are entitled to vote at the Annual Meeting.  Each share of Common Stock is entitled to one vote on matters presented at the Annual Meeting.

How do I vote by proxy?

If you have received a printed copy of these materials by mail, you may simply complete, sign and return your proxy card in the mail.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may simply follow the instructions below to submit your proxy on the Internet.

What if I received a Notice of Availability of proxy materials?

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish proxy materials to our stockholders on the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, including a proxy card, you should follow the instructions for requesting such materials included in the Notice.

If I am a stockholder of record, how do I cast my vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, complete, sign and date your proxy card and return it promptly in the envelope provided.

If you received a Notice by mail, you may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card.

If you vote by proxy, your vote must be received by 5:00 p.m. U.S. Eastern Standard Time on November 29, 2020 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

•	by submitting written notice revoking your proxy card to the Secretary of the Company;
•	by submitting another proxy via the Internet or by mail that is later dated and, if by mail, that is properly signed; or
•	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

How are votes counted?

We will hold the Annual Meeting if holders representing a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy either sign and return their proxy cards, submit their proxy on the Internet, or attend the meeting.  If you sign and return your proxy card, or submit your proxy on the Internet, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under Proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock, represented in person or by proxy at the Annual Meeting.

Proposal 2 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. An abstention with respect to Proposal 2 will have the effect of a vote “AGAINST” such proposal.

Proposal 3 shall be approved upon the vote of a majority of shares present in person or represented by proxy at the meeting. Abstentions and broker non-votes will have the effect of a vote “AGAINST” such proposal.

Who pays for this proxy solicitation?

We do.  In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email, or in person.  None of these employees will receive any extra compensation for doing this.  We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

Why are we seeking stockholder approval for these proposals?

Proposal No. 1:  The Nevada Revised Statutes, as amended and the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed WWC, P.C. Certified Public Accountants to serve as the Company’s independent auditors for the 2021 fiscal year.  The Company elects to have its stockholders ratify such appointment.

Proposal No. 3: NASDAQ Stock Market require corporations to obtain stockholder approval to amend equity incentive plans to increase shares authorized for issuance under such plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of Common Stock, as of the Record Date of the meeting, by each of Company’s directors and executive officers; all executive officers and directors as a group, and each person known to Company to own beneficially more than 5% of Company’s Common Stock. Except as otherwise noted, the persons identified have sole voting and investment powers with respect to their shares.  As of September 30, 2021, there were 10,469,477 shares of the Company’s Common Stock outstanding.

Name of Beneficial Owner (1)	Number of Shares		Percent of Class
Ming Yang (Chairman)	2,810,622	(2)	26.8%
Xiaobin Liu (CEO)	218,115	(3)	2.1%
Min Li (CFO)	218,115	(3)	2.1%
Naihui Miao (COO)	218,115	(3)	2.1%
Shengwen Ma (Director)	2,000	(4)	*
Yang Zou (Director)	2,000	(5)	*
Shi Tong Jiang (Director)	2,000	(6)	*
Tengfei Zhang (Director)	2,000	(7)	*
All Directors and Executive Officers as a Group (eight persons)	3,472,967		33.2%
Wenxiang Yu	1,015,945	(8)	9.7%
Shandong Haoyuan Industry Group Ltd.	824,947	(8)	7.9%

_____________

*     Less than 1%.

(1) The address of each director and executive officer is c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province, 262700, the People’s Republic of China.

(2) Consists of 634,770 shares owned by Ming Yang, 1,015,945 shares owned by Ms. Wenxiang Yu, the wife of Mr. Yang, 334,960 shares owned by Mr. Zhi Yang, Mr. Yang’s son, and 824,947 shares owned by  Shandong Haoyuan Industry Group Ltd. (“SHIG”), of which Mr. Yang is the controlling shareholder, chief executive officer and a director.  Mr. Yang disclaims beneficial ownership of the shares owned by his wife and SHIG.

(3) Consists of 218,115sharesheld by each individual..

(4) Consists of 2,000 shares held by Mr. Ma.

(5) Consists of 2,000 shares held by Mr. Zou.

(6) Consists of 2,000 shares held by Mr. Jiang.

(7) Consists of 2,000 shares held by Mr. Zhang.

(8) The address of the shareholder is c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, 262700, the People’s Republic of China.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees of the Board of Directors

The Board of Directors has nominated seven (7) persons identified below for election as directors, to serve until the next annual meeting and their successors have been elected and qualified.  If any nominee becomes unavailable for election, which is not expected, the persons named in the accompanying proxy intend to vote for any substitute whom the Board of Directors nominates.

Name	Age	Other positions with Company; other directorships held in last five years	Has served as Company director since
Ming Yang	53	Chairman of the Board of Director	December 2006
Xiaobin Liu	52	Chief Executive Officer and Director	March 2009
Naihui Miao	52	Secretary, Chief Operating Officer and Director	January 2006
Yang Zou (1)(3)	49	Independent Director	March 2011
Shengwei Ma(1)(2)	53	Independent Director	December 2019
Shitong Jiang (1) (2)(3)	52	Independent Director	April 2008
Tengfei Zhang (2)(3)	53	Independent Director	June 2011

(1) Serves as a member of the Audit Committee.

(2) Serves as a member of the Compensation Committee.

(3) Serves as a member of the Nominating and Corporate Governance Committee.

Ming Yang, Chairman of the Board of Director – Mr. Yang has served as Chairman of Shouguang Vegetable Industry Group Holding Company since 2013. In addition, he has served as Chairman of Shouguang City Yuxin Chemical Company Limited since July 2000. Since May 2005, Mr. Yang has served as Chairman of Shouguang City Haoyuan Chemical Company Limited, Shouguang City He Mao Yuan Bromize Company Limited, and Shouguang City Qing River Real Estate Construction Company.  He was nominated as director of Qinghe Oil Field Office in 1993, where he managed operations. In 1997 he was appointed Chairman and General Manager of Shouguang Qinghe Shiye LLC and during the next three years its profits doubled. He took the position of general manager of Shouguang City Yu Xin Chemical Industry Co., Ltd. in 2000. During his stay, he focused on quality management and technology progress, which led to a 100 percent success rate of all products. He also helped the company successfully pass the ISO certification and become a private high-tech enterprise. In 2005 he was appointed to the position of Chairman, where he has helped the company to become a leading producer of bromine and crude salt in China.  In 2006 he became the Chairman of Gulf Resources, Inc. Mr. Yang was awarded as Honorary Entrepreneur in Weifang City in 1998.

Xiaobin Liu, Chief Executive Officer and Director – Mr. Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr. Liu joined the Company as Vice President in December 2007. He has served as the Director of Sanya Kangyangnian Health Management Co. LTD since March, 2021. He has served as Chairman of Chengdu Philosopher's Stone Culture Media Co. LTD since August 2018. He served as Chairman of China Shouguang Vegetable Industry Group (Cayman) Inc. from 2011 to 2017. He currently serves as a director of China Shouguang Vegetable Industry Group (Cayman) Inc. Before he joined the Company, Mr. Liu served as project manager of Shenzhen Guangshen Accounting Firm from January 2007 to November 2007; the department manager of Hainan Zhongou Accounting Firm from January 2003 to December 2006; the CFO (equivalent of Vice President) of Dasheng Real Estate Development Company, which is the subsidiary of Saige Dasheng Co., Ltd from May 2002 to November 2002; the CFO of Shenzhen Securities Department of Hainan Saige International Trust Investment Company from May 2000 to August 2004; and the financial manager of Hainan Wanquanyuan Hot Spring Tourism Development Co., Ltd from 1995 to 2000. During this time, he also was the CFO of Qionghai City Guantang Hotspring Leisure Center, the CFO of Qionghai City Wanquanhe Agricultural Development Co., Ltd, the CFO of Qionghai Wanquanhe Hotspring Tourist Development Property Management Co., Ltd, and the CFO of Qionghai Guantangyuzhuang Resort Co., Ltd. Prior to that, Mr. Liu worked in the financial department of Hainan Jinyuan Industrial Co., Ltd, which is a subsidiary of Chinese Black Metal Limited Company Northwest Branch from 1992 to 1995, and the financial department of Shanxi Aircraft Manufacturing Company from 1988 to 1992.  Mr. Liu earned a master degree from the Economic and Management School at Hong Kong City University.

Naihui Miao, Secretary, Chief Operating Officer and Director – Mr. Miao has served as Vice President of Shouguang City Haoyuan Chemical Company Limited since January 2006.  Since January 2006, Mr. Miao has served as Director, Secretary and Vice President of Gulf Resources, Inc. and he is in charge of sales, human resource and business management.  From 2005 to 2006, Mr. Miao served as Vice President of Shouguang City Yuxin Chemical Company Limited as the deputy general manager.  From 1991 to 2005, Mr. Miao served as a Manager and then Vice President of Shouguang City Commercial Trading Center Company Limited.  He was the director of Shouguang Business Trade Center since 1986. He has served as Supervisor of Chengdu Philosopher's Stone Culture Media Co. LTD since August 2018.

Yang Zou, Independent Director – Mr. Zou was appointed a director on March 2, 2011. Mr. Zou served as Vice Director of Beijing Zhongtianhuamao Accounting Firm (General Partnership) from July 1, 2017 to August 2018.  He is a Certified Public Accountant of China and holds the certificate of Certified Internal Auditor.  From March 2003 to September 2009, Mr. Zou was chief financial officer of Bohua Ziguang Zhiye Co., Ltd.  From July 2001 to January 2003, Mr. Zou was the audit department manager of financial center of Beijing Hengji Weiye Electronic Products Co., Ltd., where he was in charge of internal audit, financial budget management, and coordination with external audit. From July 1999 to June 2001, Mr. Zou was manager of finance and audit department of Zhonglian Online Information Development Co., Ltd. From September 1993 to June 1999, Mr. Zou had served as assistant auditor, auditor, and head of project audit of Hainan Zhongou Certified Public Accountants Co., Ltd. From July 1991 to August 1993, Mr. Zou was an accountant of department of finance of Hunan Department Store Co., Ltd.  Mr. Zou graduated from Beijing University with bachelor’s degree in finance.

Shitong Jiang, Independent Director – Mr. Jiang was appointed a director on April 23, 2008.  Mr. Jiang is Chief of the Shouguang City Audit Bureau, Shandong Province, has been with the Audit bureau since 1990. During his career at the Shouguang City Audit Bureau he has held multiple positions including, Auditing Officer and Audit Section Deputy Chief. The Shouguang City Audit Bureau is responsible for the independent audit supervision of the affairs of the government. From 1987 to 1990 Mr. Jiang attended Shandong Financial Institution.

Tengfei Zhang, Independent Director – Mr. Zhang was appointed a director on June 30, 2011. Mr. Zhang has served as Director of Shenzhen Kaili Industrial Co., Ltd. since January 1, 2017. Prior to this position, he was the Chairman of the Board of Supervisors of Shenzhen Kaili Industrial Co., Ltd.  He is a Certified Public Accountant in China. From July 2000 to December 2004 , Mr. Zhang was Supervisor of Shenzhen Kaili Industrial Co., Ltd. and Director of Finance of Changsha Kaili Real Estate Development Co., Ltd. From January to June 2000, he was Manager of Financial Department of Shenzhen Kaili Industrial Co., Ltd.  Mr. Zhang graduated from Economics and Management Department of Hunan Business School with a college degree in 1989.

Shengwei Ma, Independent Director – Mr. Ma was appointed a director on December 18, 2019. Mr. Ma has served as Department Manager of Shouguang City Urban Construction and Investment Group since March 2012.  Mr. Ma holds a Senior Accountant Certificate. Mr. Ma graduated from Central Broadcasting and Television University with bachelor’s degree in accounting in 2004.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Involvement in Certain Legal Proceedings

To the best of our knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of our Company during the past ten years.

Board Operations

The positions of principal executive officer and Chairman of the Board of Company are held by different persons.  The Chairman of the Board chairs Board and stockholder meetings and participates in preparing their agendas.  The Chairman of the Board also serves as a focal point for communication between management and the Board between Board meetings, although there is no restriction on communication between directors and management.  The Company believes that these arrangements afford the directors sufficient resources to supervise management effectively, without being overly engaged in day-to-day operations.

The Board plays an active role, as well as the independent committees, in overseeing the management of the Company’s risks. The Board regularly reviews reports from members of senior management and committees on areas of material risk to the Company, including operational, financial, legal, strategic and regulatory risks.

The Board of Directors held 6 meetings during 2020. During 2020, no director attended fewer than 75% of the meetings of the Board of Directors and Board committees of which the director was a member.

Director Qualifications

The Company seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. The Company also seeks directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion, in addition to the ability and commitment to devote time and energy to service on the Board and its committees. We believe that all of our directors and director nominee meet the foregoing qualifications.

The Nominating and Corporate Governance Committee and the Board believe that the leadership skills and other experience of the Board members, as described below, provide the Company with a range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Ming Yang is the founder of the company and has been in the chemical industry for more than ten years. Mr. Yang has contributed to the Board’s strong leadership and vision for the development of the Company.

Xiaobin Liu was appointed as Chief Executive Officer and Director on March 10, 2009. Mr. Liu has years of experience in capital markets, financial and business management, and strategic planning and development.

Naihui Miao has served as Vice President of Shouguang City Haoyuan Chemical Company Limited since January 2006.  Since January 2006, Mr. Miao has served as Director, Secretary and Vice President of the Company. He is in charge of sales, human resource and business management. Mr. Miao has years of experience in the chemical industry, business operations and management, and strategic planning and development.

Yang Zou was appointed as a Director on March 2, 2011. Mr. Zou has served as the Vice Director of Beijing Zhongtianhuamao Accounting Firm (General Partnership) since July 1, 2016.  He is a Certified Public Accountant and holds the certificate of Certified Internal Auditor. Mr. Zou has extensive experience in auditing and accounting related matters.

Shitong Jiang was appointed as a Director on April 23, 2008.  Mr. Jiang is Chief of the Shouguang City Audit Bureau, Shandong Province. He has been with the audit bureau since 1990.  Mr. Jiang has many years of auditing and management experience with PRC government departments.

Tengfei Zhang was appointed as a Director on June 30, 2011. Mr. Zhang has served as Director of Shenzhen Kaili Industrial Co., Ltd. He is a Certified Public Accountant. Mr. Zhang has many years of experience in management, finance, business strategy and audit related matters.

Shengwei Ma was appointed as a Director on December 18, 2019. Mr. Ma holds a Senior Accountant Certificate. Mr. Ma has extensive experience in financial, accounting and management related matters with PRC government departments.

Code of Ethics

The Board has adopted a code of ethics applicable to Company’s directors, officers, and employees.  The code of ethics is available at Company’s website, www.gulfresourcesinc.com.

Board Committees

The Board of Directors has standing audit, compensation, and nominating committees, comprised solely of independent directors.  Each committee has a charter, which is available at Company’s website,www.gulfresourcesinc.com.

Audit Committee

The Audit Committee is responsible for reviewing the results and scope of the audit, and other services provided by our independent auditors, and reviewing and evaluating our system of internal controls. Mr. Li is the Audit Committee Financial Expert and Mr. Jiang is the chair of the Audit Committee. Our Audit Committee met 5 times during 2020. Our Board of Directors has determined that Messrs. Jiang, Zou and Ma are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act, as determined based upon the criteria for “independence” set forth in the rules of the NASDAQ Stock Market.

Audit Committee Report

With respect to the audit of Company’s financial statements for the year ended December 31, 2020, the Audit Committee has:

·	reviewed and discussed the audited financial statements with management;
·	discussed with Company’s independent accountants the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and
·	received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant's independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2020.

Shitong Jiang, Chair

Yang Zou

Shengwei Ma

Compensation Committee

The Compensation Committee is responsible for (a) reviewing and providing recommendations to the Board of Directors on matters relating to employee compensation and benefit plans, and (b) assisting the Board in determining the compensation of the Chief Executive Officer and making recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and independent directors. Each of Tengfei Zhang, Shitong Jiang and Shengwei Ma are members of the Compensation Committee. The Compensation Committee operates under a written charter. Mr. Zhang is the Chairman of Compensation Committee. The Compensation Committee met 3 times in 2020.

Nominating and Corporate Governance Committee

Our Board of Directors established a Nominating and Corporate Governance Committee in June 2009. The purpose of the Nominating and Corporate Governance Committee is to assist our Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring the process to assess board effectiveness. Each of Tengfei Zhang, Shitong Jiang and Yang Zou are members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a written charter. Mr. Jiang is the Chairman of Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee met 2 times in 2020. The Nominating and Corporate Governance Committee will consider director candidates recommended by security holders. Potential nominees to the Board of Directors are required to have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be “independent”, as such term is defined under Rule 5605 of the listing standards of NASDAQ and applicable SEC regulations. Security holders wishing to submit the name of a person as a potential nominee to the Board of Directors must send the name, address, and a brief (no more than 500 words) biographical description of such potential nominee to the Nominating and Corporate Governance Committee at the following address: Nominating and Corporate Governance Committee of the Board of Directors, c/o Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City , Shandong Province, the People’s Republic of China. Potential director nominees will be evaluated by personal interview, such interview to be conducted by one or more members of the Nominating and Corporate Governance Committee, and/or any other method the Nominating and Corporate Governance Committee deems appropriate, which may, but needs not, include a questionnaire. The Nominating and Corporate Governance Committee may solicit or receive information concerning potential nominees from any source it deems appropriate. The Nominating and Corporate Governance Committee need not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the Nominating and Corporate Governance Committee does not intend to recommend the nomination of a sitting director for re-election. Although it has not done so in the past, the Nominating and Corporate Governance Committee may retain search firms to assist in identifying suitable director candidates.

The Board does not have a formal policy on Board candidate qualifications.  The Board may consider those factors it deems appropriate in evaluating director nominees made either by the Board or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience.  Depending upon the current needs of the Board, certain factors may be weighed more or less heavily.  In considering candidates for the Board, the directors evaluate the entirety of each candidate’s credentials and do not have any specific minimum qualifications that must be met. “Diversity,” as such, is not a criterion that the Committee considers. The directors will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons.  The directors will not evaluate candidates differently based on who has made the recommendation.

Stockholder Communications

Stockholders can mail communications to the Board of Directors, c/o Secretary, Gulf Resources, Inc., Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong Province, the People’s Republic of China 262700, who will forward the correspondence to each addressee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Company’s directors and executive officers and any beneficial owner of more than 10% of any class of Company equity security to file reports of ownership and changes in ownership with the Securities and Exchange Commission and furnish copies of the reports to Company.  Based solely on the Company’s review of copies of such forms and written representations by Company’s executive officers and directors received by it, Company believes that during 2020, all such reports were filed timely.

Executive Compensation

Compensation Discussion and Analysis

This compensation discussion describes the overall compensation practices at the Company and specifically describes the compensation for the following named executive officers (“Named Executive Officers”):

•	Xiaobin Liu, Chief Executive Officer
•	Min Li, Chief Financial Officer
•	Naihui Miao, Chief Operating Officer

The Board of Directors appointed the Compensation Committee of our Board of Directors to evaluate and determine the compensation programs of the Company’s Named Executive Officers, including the Chief Executive Officer and the Chief Financial Officer.

Compensation Philosophy and Objectives

Our primary goal with respect to our compensation programs has been to attract and retain the most talented and dedicated employees in key positions in order to compete effectively in the market place, successfully execute our growth strategies, and create lasting shareholder value. The Compensation Committee evaluates both individual and Company performance when determining the compensation of our executives. The Compensation Committee believes that a significant portion of our executive’s total compensation should be at-risk compensation that is linked to stock-based incentives to align their interests with those of shareholders.

Additionally, the Compensation Committee has determined that an executive officer who is a Chinese national and is based in China will be entitled to a locally competitive package and an executive officer who is an expatriate or who is based in the U.S. will be paid a salary commensurate with those paid to the executives in the U.S. The Compensation Committee evaluates the appropriateness of the compensation programs annually and may make adjustments after taking account the subjective evaluation described previously.

We apply our compensation policies consistently for determining compensation of our Chief Executive Officer as we do with the other executives. The Compensation Committee assesses the performance of our Chief Executive Officer annually and determines the base salary and incentive compensation of our chief executive officer.

Our Chief Executive Officer is primarily responsible for the assessment of our other executive officers’ performance. Ultimately, it is the Compensation Committee’s evaluation of the chief executive officer’s assessment along with competitive market data that determines each executive’s total compensation.

Elements of Our Executive Compensation Programs

Base Salary. All full time executives are paid a base salary. Base salaries for our named executives are set based on their professional qualifications and experiences, education background, scope of their responsibilities, taking into account competitive market compensation levels paid by other similar sized companies for similar positions and reasonableness and fairness when compared to other similar positions of responsibility within the Company. Base salaries are reviewed annually by the Compensation Committee, and may be adjusted annually as needed.

Annual Bonuses. The Company does not pay guaranteed annual bonuses to our executives or to employees at any level because we emphasize pay-for-performance. The Compensation Committee determines cash bonuses towards the end of each fiscal year to award our executive officers including our Chief Executive Officer and Chief Financial Officer based upon a subjective assessment of the Company’s overall performance and the contributions of the executive officers during the relevant period.

Equity Incentive Compensation. A key element of our pay-for-performance philosophy is our reliance on performance-based equity awards through the Company’s stock option plan. This program aligns executives’ and shareholders’ interests by providing executives an ownership stake in the Company. Our Compensation Committee has the authority to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the Compensation Committee determines in its sole discretion. The Compensation Committee reviews each executive’s individual performance and his or her contribution to our strategic goals and determines the amount of stock options to be awarded towards the end of the fiscal year. The Compensation Committee grants equity incentive compensation at times when there are not material non-public information to avoid timing issues and the appearance that such awards are made based on any such information. The exercise price is the closing market price on the date of the grant.

Other Compensation. We provide our executives with certain other benefits, including reimbursement of business and entertainment expenses, health insurance, vacation and sick leave plan. The Compensation Committee in its discretion may revise, amend or add to the officer’s executive benefits as it deems necessary. We believe that these benefits are typically provided to senior executives of similar companies in China and in the U.S.

The following table sets forth information regarding compensation of the named executive officers for each of the two fiscal years in the period ended December 31, 2020.

FISCAL YEAR 2020 COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards($)	Option Awards$(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Xiaobin Liu	2019	104,467	—	—	—	—	—	—	104,467
CEO	2020	51,205	—	500,000(1)	—	—	—	—	551,205

Min Li	2019	104,467	—	—	—	—	—	—	104,467
CFO	2020	104,456	—	500,000(1)	—	—	—	—	604,456

Naihui Miao	2019	104,467	—	—	—	—	—	—	104,467
COO	2020	104,456	—	500,000(1)	—	—	—	—	604,456

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 718 – “Compensation - Stock Compensation.”

Except as disclosed below under the caption “Compensation of Directors,” we have not paid or accrued any fees to any of our executive directors for serving as a member of our Board of Directors. We do not have any retirement, pension, profit sharing or insurance or medical reimbursement plans covering our officers and directors. Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of such expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Grants of Plan-Based Awards

The Company granted 100,000 shares of our Common Stock to each of our named executive officers, under Company’s 2019 Omnibus Equity Incentive Plan, during fiscal year 2020.

FISCAL YEAR 2020 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Option Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of Stock
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stocks or Units	Underlying Options	Option Award($)	and Options ($)
Xiaobin Liu, CEO	September 21, 2020							100,000			500,000
Min Li, CFO	September 21, 2020							100,000			500,000
Naihui Miao, COO	September 21, 2020							100,000			500,000

Narrative Discussion

The following employment agreements were entered into by the Company and the named executive officers:

Xiaobin Liu

The employment agreement for Xiaobin Liu to serve as Chief Executive Officer of the Company was renewed on June 1, 2019 with a term of three years. Xiaobin Liu is also a member of the Board of Directors. Pursuant to the agreement, Xiaobin Liu is entitled to receive annual compensation equal to approximately $104,454, subject to changes in the foreign exchange rate and market conditions. On September 1, 2021, Mr. Liu and the Company entered into an agreement, pursuant to which Mr. Liu shall refund to the Company all of the cash compensation he earned for his services with the Company from January 2010 to June 2021, considering that the Company has not performed well in recent years. As of the date hereof, the full amount of approximately $597,480 was refunded to the Company by Mr. Liu. Effective from July 1, 2020, Mr. Liu’s service shall be compensated in the Company's shares only under the Company’s equity incentive plan.

Min Li

The employment agreement for Min Li to serve as Chief Financial Officer of the Company was renewed on January 1, 2021 with a term of one year. Pursuant to the agreement, Mr. Li is entitled to receive annual compensation equal to approximately $104,454, subject to changes in the foreign exchange rate and market conditions. On September 1, 2021, Min Li and the Company mutually agreed that Mr. Li shall return a portion of the cash compensation he earned for his services with the Company from January 2010 to June 2021, considering that the Company has not performed well in recent years. As of date hereof, the full amount of approximately $386,629 was refunded to the Company by Mr. Li. Effective from July 1, 2021, Mr. Li shall receive annual cash compensation equal to approximately $18,500 subject to changes in the foreign exchange rate and market conditions and be compensated in the Company’s shares under the Company’s equity incentive plan.

Naihui Miao

The employment agreement for Naihui Miao to serve as Chief Operating Officer of the Company was renewed on June 1, 2019 with a term of three years. Mr. Miao is also a member of the Board of Directors. Pursuant to the agreement, Mr. Miao is entitled to receive annual compensation equal to approximately $104,454 subject to changes in the foreign exchange rate and market conditions. On September 1, 2021, Naihui Miao and the Company mutually agreed that Mr. Miao will return a portion of the cash compensation he earned for his services with the Company from January 2010 to June 2021 considering that the Company has not performed well in recent years. As of date hereof, the full amount of approximately $386,629 was refunded to the Company by Mr. Miao. Effective July 1, 2021, Mr. Miao shall receive annual cash compensation equal to approximately $18,500 subject to changes in the foreign exchange rate and market conditions, and be compensated in the Company’s shares under the Company’s equity incentive plan.

In addition, each of our named executive officers is entitled to participate in any and all benefit plans from time to time, in effect for employees, along with vacation, sick and holiday pay in accordance with policies established and in effect from time to time.

Assuming the employment of the Company’s named executive officers was to be terminated without cause or for good reason or in the event of change in control, as of December 31, 2020, the following individuals would have been entitled to payments in the amounts set forth opposite to their name in the below table:

Name	Cash Payment
Xiaboin Liu	$0
Min Li	$0
Naihui Miao	$0

Outstanding Equity Awards at Fiscal Year-End

  The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2020.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaobin Liu, CEO	20,000(1)	—	—	7.27	August 22, 2021	—	—	—	—

Min Li, CFO	20,000(1)	—	—	7.27	August 22, 2021	—	—	—	—

Naihui Miao, COO	20,000(1)	—	—	7.27	August 22, 2021	—	—	—	—

(1)	Represents an option to purchase shares of Common Stock granted on August 23, 2017, which vested and became exercisable beginning on August 23, 2017 and are adjusted to reflect the 1-for-5 reverse stock split of our common stock completed on January 27, 2020.

Option Exercises and Stock Vested

The following table sets forth aggregate information with respect to each named executive officer regarding the exercise of stock options, stock appreciation rights, and similar instruments and the vesting of restricted stock, restricted stock units and similar instruments, for fiscal 2020.

FISCAL YEAR 2020 OPTION EXERCISES AND STOCK VESTED

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Xiaobin Liu, CEO	—	—	100,000	500,000
Min Li, CFO	—	—	100,000	500,000
Naihui Miao, COO	—	—	100,000	500,000

Pension Benefits Table

The Company does not provide to any of its named executive officers any plans that provide for payments or other benefits at, following, or in connection with retirement.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans Table

None of our named executive officers had any non-qualified defined contribution or other plan that provides for the deferral of compensation, for fiscal 2020.

Compensation of Directors

The following table sets forth information regarding compensation of each director, excluding our executive directors, Xiaobin Liu and Naihui Miao, who do not receive compensation in their capacity as executive directors, for fiscal 2020.

FISCAL YEAR 2020 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(l)	Option Awards $	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Ming Yang	104,454	—	—	—	—	—	104,454
Shitong Jiang	—	5,000	—	—	—	—	5,000
Yang Zou	—	5,000	—	—	—	—	5,000
Tengfei Zhang	—	5,000	—	—	—	—	5,000
Shengwei Ma	—	5,000	—	—	—	—	5,000

(1) Represents the dollar amount recognized for financial statement reporting purposes in accordance with FASB ASC 718 – “Compensation – Stock Compensation.”

Pursuant to the terms of their director agreements, each of our independent directors, receive 1,000 shares of our restricted common stock on an annual basis. The grant of restricted common stock is contingent upon the director’s continued service with the Company. We do not pay any cash compensation to the independent directors.

On September 1, 2021, Ming Yang and the Company mutually agreed that he will return all of the cash compensation he received from the Company from January 2010 to June 2021 considering that the Company has not performed well in recent years. As of the date hereof, the full amount of approximately $454,833 was refunded to the Company by Mr. Yang. Mr. Yang will not receive any cash compensation annually.

Compensation Committee Interlocks and Insider Participation

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Certain Relationships and Related Transactions

 During the fiscal year 2020 and 2019, the Company borrowed $0 and $419,995 and Nil, and fully repaid later during the same period, from Jiaxing Lighting Appliance Company Limited (“Jiaxing Lighting”), in which Mr. Ming Yang, a shareholder and the Chairman of the Company, has a 100% equity interest. The amounts due to Jiaxing Lighting were unsecured, interest free and repayable on demand.

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or related party transactions are approved or ratified by the Audit Committee.

 Director Independence

The Board of Directors has determined that Yang Zou, Shitong Jiang, Tengfei Zhang and Shengwei Ma are independent under Rule 5605(a)(2) of the NASDAQ Listing Rules. In addition, under applicable rules and regulations, and as determined by the Board, all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are “independent” directors.

Directors are elected by a plurality of votes cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed WWC, P.C. Certified Public Accountants (“WWC”) as independent accountants for fiscal 2021.  Representatives of WWC are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

On June 30, 2021, the Company was notified by Morison Cogen LLP (“MC”) that the firm resigned as the Company’s independent registered public accounting firm, which resignation was effective on June 30, 2021.

The audit reports of MC on the financial statements of the Company as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements with MC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, from the time of MC’s engagement up to the date of resignation which disagreements that, if not resolved to MC’s satisfaction, would have caused MC to make reference in connection with its opinion to the subject matter of the disagreement. None of “reportable events”, as that term is described in Item 304(a)(1)(v)(A)-(D)of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2020 and 2019 and subsequently up to the date of resignation. A copy of MC’s letter addressed to the SEC relating to the aforesaid statements made by the Company was attached to the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2021.

On July 1, 2021, the Company engaged WWC to serve as its independent auditor. The decision to engage WWC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on July 1, 2021. During the two fiscal years of the Company ended December 31, 2020 and 2019, and through the date of WWC’s engagement, the Company did not consult WWC regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Services and Fees of Independent Accountants

The aggregate fees billed to the Company by MC, its former principal accountant, for the last two fiscal years were as follows:

Fees	2020	2019
Audit Fees	$245,500	$233,000
Audit Related Fees	$—	$—
Tax Fees	$9,000	$9,000
liu Other Fees	$—	$—
Total	$254,500	$242,000

Audit Fees

This category consists of fees for the audit of our annual financial statements, review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

This category consists of services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under Audit Fees. This category includes accounting consultations on transaction and proposed transaction related matters. There were no such fees incurred by the Company in the years ended December 31, 2020 and 2019.

Tax Fees

The tax fee of $9,000 relate to tax compliance services rendered in each of the years ended December 31, 2020 and 2019.

All Other Fees

There are no other fees to disclose.

Pre-Approval of Services

The Audit Committee appoints the independent accountant each year and pre-approves the audit services.  The Audit Committee chair is authorized to pre-approve specified non-audit services for fees not exceeding specified amounts, if he promptly advises the other Audit Committee members of such approval.

A majority of votes present in person or by proxy is required to ratify appointment of the independent accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 3

RATIFICATION OF AMENDMENT TO 2019 OMNIBUS EQUITY INCENTIVE PLAN

Summary and Purpose of the Amended Equity Participation Plan

The Board of Directors has voted to amend the 2019 Omnibus Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock authorized for issuance under the Plan by 900,000 shares.

Increase in Number of Authorized Shares

The Plan has been in place since 2019. Currently, there are 2,068,398 shares of Common Stock authorized for issuance under the Plan, which has reflected the 1-for-5 reverse stock split of our common stock completed on January 27, 2020. However, as of the date hereof, the Company only has 159,248 shares of Common Stock available for future issuance under the Plan. The Board of Directors believes that the Company’s success depends in large part on its ability to attract, retain, and motivate its executive officers and other key personnel and that grants of awards under the Plan may be a significant element of compensation for such persons. The Board of Directors believes that the proposed increase in the number of shares of Common Stock available for issuance as provided in the Plan will provide the Compensation Committee with greater flexibility in the administration of the Plan and is appropriate in light of the growth of the Company in order to attract and retain key individuals. Following the proposed increase, the number of shares for which may be granted in the future under the Plan (1,059,248 shares) shall represent approximately 10% of the issued and outstanding shares of Common Stock of the Company as of the date hereof.

A full copy of the Plan in its current form is attached as Exhibit A to the Company’s 2019 Proxy Statement filed with the SEC on November 1, 2019. The amendment to the Plan is attached as Appendix A to this Proxy Statement.

Awards to be Granted to Certain Individuals and Groups

As of the date hereof, the Company cannot determine the benefits or amounts that will be received by or allocated to any individual or group resulting from the approval of the amendment to the Plan.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 about our equity compensation plans and arrangements.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	121,600	$7.09	515,648
Equity compensation plans not approved by security holders	—	—	—
Total	121,600	$7.09	515,648

A majority of votes cast is required to amend the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE PLAN TO INCREASE THE NUMBER OF AWARDS AVAILABLE FOR FUTURE ISSUANCE.

PLEASE NOTE:  If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares to amend the Plan, unless you direct the holder how to vote, by marking your proxy card, or by following the instructions on the proxy card to vote on the Internet.

OTHER INFORMATION

Important Notice Regarding Availability of Proxy Materials

Under rules adopted by the SEC, the Company is making this Proxy Statement and the Company’s Annual Report available on the Internet instead of mailing a printed copy of these materials to each shareholder. Shareholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how shareholders may access and review all of the important information contained in the materials on the Internet, including how shareholders may submit proxies by telephone or over the Internet.

Stockholders' Proposals for Next Annual Meeting

A stockholder of record may present a proposal for action at the next annual meeting provided that we receive the proposal at our executive office no later than , 2022. We anticipate that the 2022 Annual Meeting will be held in the third fiscal quarter of 2021. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on stockholder proposals that are not submitted for inclusion in our proxy statement unless received by us before , 2022.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a stockholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC.  Stockholders may read and copy any reports, statements or other information that we file at the SEC.   Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov.  The Company’s Annual Report on Form 10-K is available on our website at www.gulfresourcesinc.cn.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING.  NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED OCTOBER 1, 2021. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Ming Yang

Ming Yang

Chairman of the Board of Directors

Dated: October 1, 2021

 APPENDIX A

AMENDMENT TO GULF RESOURCES, INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

Section 5.1 of the Gulf Resources, Inc. 2019 Omnibus Equity Incentive Plan shall be deleted and replaced in its entirety to read as follows:

“5.1              Authorized Shares and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. Subject to Article XV, the aggregate number of Shares that may be issued under the Plan shall not exceed 2,968,398 Shares inclusive of awards previously issued and outstanding under the Gulf Resources, Inc. Equity Incentive Stock Plan (the “2007 Plan”). Upon adoption of this Plan, the 2007 Plan shall be frozen, no new awards shall be granted thereunder, and outstanding awards thereunder shall continue to be governed by the terms and condition of the 2007 Plan and applicable award agreement. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Shares subject to such Award shall again be available for the grant of a new Award. Notwithstanding any provision in the Plan to the contrary, the maximum number of Shares that may be subject to Awards of Options under Article VII and/or Stock Appreciation Rights under Article XIV, in either or both cases granted to any one person during any calendar year, shall be One Million (1,000,000) Shares (subject to adjustment in the same manner as provided in Article XV with respect to Shares subject to Awards then outstanding).”

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Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 30, 2021

Meeting Information
GULF RESOURCES, INC.	Meeting Type: Annual Meeting
For holders as of: September 30, 2020
	Date: November 30, 2021 Time: 10:00 AM LST	B
	Location: Gulf Resources, Inc.	A
	Level 11, Vegetable Building	R
	Industrial Park of East City	C
	Shouguang City	O
	Shandong Province, China	D
E
GULF RESOURCES, INC. Level 11, Vegetable Building Industrial Park of the East City Shouguang City, Shandong Province People’s Republic of China 262700

You are receiving this communication because you hold shares in the above named company.

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Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees

1a.	Ming Yang	1b.	Xiaobin Liu	1c.	Naihui Miao	1d.	Shengwei Ma	1e.	Yang Zou	B
1f.	Shi Tong Jiang	1g.	Tengfei Zhang							A
R
The Board of Directors recommends you vote FOR proposals 2 and 3.										C
O
2	To ratify the appointment of WWC, P.C. Certified Public Accountants, independent public accountants, as the auditor of the Company for the fiscal year 2021.									D E
3	To amend the Company’s 2019 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 900,000 shares.

NOTE: To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

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NAME

THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401K	123,456,789,012.12345

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GULF RESOURCES,INC. Level 11, Vegetable Building Industrial Park of the East City Shouguang City, Shandong Province Peoples Republic of China 262700

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1	1 OF 2

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NAME

THE COMPANY NAME INC. - COMMON

THE COMPANY NAME INC. - CLASS A

THE COMPANY NAME INC. - CLASS B

THE COMPANY NAME INC. - CLASS C

THE COMPANY NAME INC. - CLASS D

THE COMPANY NAME INC. - CLASS E

THE COMPANY NAME INC. - CLASS F

THE COMPANY NAME INC. - 401 K

SHARES	123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1.	Election of Directors

Nominees

01 Ming Yang	02 Xiaobin Liu		03 Naihui Miao		04 Shengwei Ma	05 Yang Zou
06 Shi Tong Jiang	07 Tengfei Zhang

The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain

2.						To ratify the appointment of WWC, P.C. Certified Public Accountants, independent public accountants, as the auditor of the Company for the fiscal year 2021. ☐	☐	☐

3						To amend the Company’s 2019 Omnibus Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan by 900,000 shares.

NOTE: To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Please sign exactly as your name appears below. When shares are held by joint tenants, each should sign. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, or partner, please give full title as such. Joint owners should each sign personally.

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES
CUSIP #
Signature [PLEASE SIGN WITHIN BOX]		Date		JOB #	Signature (Joint Owners)	Date	SEQUENCE #

The Annual Meeting of the Stockholders of Gulf Resources, Inc., a Nevada corporation

("Company"), will be held on November 30, 2021, at 10:00 a.m. (local time), at the Company's headquarters located at

Level 11, Vegetable Building, Industrial Park of the East City, Shouguang City, Shandong

Province, 262700

People's Republic of China.

 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and10-K are available at www.proxyvote.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

OF GULF RESOURCES, INC.

Gulf Resources, Inc.,

Annual Meeting of Stockholders

November 30, 2021 at 10:00 AM Local Time

This proxy is solicited by the Board Of Directors

The stockholders hereby appoints Ming Yang and Xiaobin Liu, and each of them, each with full power of substitution, hereby are authorized to vote as specified on the reverse side or, with respect to any matter not set forth on the reverse side, as a majority of those or their substitutes present and acting at the meeting shall determine, all of the shares of capital stock of Gulf Resources, Inc. that the undersigned would be entitled to vote, if personally present, at the 2021 Annual Meeting of Stockholders and any adjournment thereof.

Unless otherwise specified, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

Continued and to be signed on reverse side